                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


To the Stockholders and Directors of eSat, Inc.

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Form S-1 of our report dated March 29, 2000, relating to the financial statements of eSat, Inc., for the year ended December 31, 1999.

We also consent to the reference to us under the caption "Experts" in the Prospectus.


                                        Carpenter Kuhen & Sprayberry

                                        /s/ Carpenter Kuhen & Sprayberry


Los Angeles, California
August 21, 2000